Exhibit 10.13

EXECUTION VERSION

SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED

CREDIT AGREEMENT

This SECOND AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of December 20, 2019, by and among ANTERO RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of October 26, 2017 (as the same has been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement” and as further amended by this Amendment, the “Credit Agreement”); and

WHEREAS, Borrower has requested that Administrative Agent and the Lenders enter into this Amendment to amend certain terms of the Existing Agreement as set forth herein; and

WHEREAS, Administrative Agent, the Lenders, Borrower and Guarantors desire to amend the Existing Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, the Guarantors, the Administrative Agent and the Majority Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Existing Agreement shall be amended, effective as of the Second Amendment Effective Date, in the manner provided in this Section 1.

1.1 Indebtedness.    Section 7.01 of the Credit Agreement is hereby amended as follows: (i) Section 7.01(g) is hereby amended by deleting the word “and” at the end of such section, (ii) Section 7.01(h) is hereby re-lettered as a new Section 7.01(i), and (iii) a new Section 7.01(h) of the Credit Agreement is hereby added in its entirety to read as follows:

(h) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business or consistent with past practice, including those incurred to secure health, safety and environmental obligations in the ordinary course of business or consistent with past practice; and

SECTION 2. Conditions to Effectiveness. This Amendment shall be effective upon the date each of the conditions set forth in this Section 2 is satisfied (the “Second Amendment Effective Date”)

2.1 Execution and Delivery. Each Credit Party, at least the Majority Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2 Certificates.  The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Amendment or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

2.3 Other Documents.  The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent.

2.4 Representations and Warranties. Each of the representations and warranties contained in the Credit Agreement and in each of the other Loan Documents shall be true and correct in all material respects on and as of the Second Amendment Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

2.5 No Default. No Default shall have occurred and be continuing as of the Second Amendment Effective Date.

2.6 Fees.  The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Second Amendment Effective Date.

SECTION 3. Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances.  Both before and after giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date and any representation or warranty which is qualified by reference to “materiality” or “Material Adverse Effect” is true and correct in all respects).

3.2 Corporate Authority; No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any Governmental Authority and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon any Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except for Permitted Liens and otherwise as permitted in the Credit Agreement.

3.3 Enforceability.  This Amendment constitutes the valid and binding obligation of Borrower and each other Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Borrower and each Guarantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4 Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.5 Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

4.8 Reference to and Effect on the Loan Documents.

(a)This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects.  Each reference in the Existing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Existing Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the

Existing Agreement to the “Credit Agreement”, shall mean and be a reference to the Existing Agreement as amended by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

ANTERO RESOURCES CORPORATION

By:/s/ Alvyn A. Schopp

Name:Alvyn A. Schopp

Title:  Chief Administrative Officer,

 Regional Senior Vice President and

 Treasurer

GUARANTOR:

ANTERO SUBSIDIARY HOLDINGS LLC

MONROE PIPELINE LLC

By:/s/ Alvyn A. Schopp

Name: Alvyn A. Schopp
Title:  Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, Issuing Bank and a Lender

By:/s/ David Morris

Name:David Morris

Title:Authorized Officer

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

WELLS FARGO BANK, N.A.,

as Issuing Bank and a Lender

By:/s/ Jonathan Herrick

Name:Jonathan Herrick

Title:Director

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BARCLAYS BANK PLC,

as a Lender

By:/s/ Jake Lam

Name:Jake Lam

Title:Assistant Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BMO HARRIS BANK N.A.,

as a Lender

By:/s/ Melissa Guzmann

Name:Melissa Guzmann

Title:Director

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By:/s/ Monica Pantea

Name:Monica Pantea

Title:Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CITIBANK, N.A.,

as a Lender

By:/s/ Michael Zeller

Name:Michael Zeller

Title:Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as a Lender

By:/s/ Michael Willis

Name:Michael Willis

Title:Managing Director

By:/s/ Joseph Cariello

Name:Joseph Cariello

Title:Director

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

as a Lender

By:/s/ Marc Graham

Name:Marc Graham

Title:Managing Director and Co-Head US Corporate Banking Energy

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

BBVA USA,

as a Lender

By:/s/ Mark H. Wolf

Name: Mark H. Wolf

Title:Senior Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

as a Lender

By:/s/ Trudy Nelson

Name:Trudy Nelson

Title:Authorized Signatory

By:/s/ Scott W. Danvers

Name:Scott W. Danvers

Title:Authorized Signatory

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Lender

By:/s/ Nupur Kumar

Name:Nupur Kamar

Title:Authorized Signatory

By:/s/ Bastien Dayer

Name:Bastien Dayer

Title:Authorized Signatory

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

DNB CAPITAL LLC,

as a Lender

By:/s/ Leila Zomorrodian

Name:Leila Zomorrodian

Title:First Vice President

By:/s/ James Dee Grubb

Name:James Dee Grubb

Title:First Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

ING CAPITAL LLC,

as a Lender

By:/s/ Juli Bieser

Name:Juli Bieser

Title:Managing Director

By:/s/ Charles Hall

Name:Charles Hall

Title:Managing Director

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION,

as a Lender

By:/s/ Michael Maguire

Name:Michael Maguire

Title:Executive Director

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,

as a Lender

By:/s/ Peter Kuo

Name:Peter Kuo

Title:Authorized Signatory

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

TRUIST BANK, formerly known as Branch Banking and Trust Company,

as a Lender

By:/s/ Greg Krablin

Name:Greg Krablin

Title:Senior Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

COMERICA BANK,

as a Lender

By:/s/ Mark Fuqua

Name:Mark Fuqua

Title:Executive Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

PNC BANK NATIONAL ASSOCIATION,

as a Lender

By:/s/ Brittany M. Lehr

Name:Brittany M. Lehr

Title:Assistant Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

TRUIST BANK, successor by merger to SunTrust Bank,

as a Lender

By:/s/ Brian Guffin

Name:Brian Guffin

Title:Managing Director

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:/s/ John C. Lozano

Name:John C. Lozano

Title:Senior Vice President

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE

ROYAL BANK OF CANADA,

as a Lender

By:/s/ Katy Berkemeyer

Name:Katy Berkemeyer

Title:Authorized Signatory

ANTERO RESOURCES CORPORATION SECOND AMENDMENT TO CREDIT AGREEMENT	SIGNATURE PAGE